KRANE SHARES TRUST

KraneShares European Carbon Allowance ETF

(the “Fund”)

Supplement dated November 26, 2021 to the currently effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated September 27, 2021.

This supplement provides information regarding the Fund’s name change, changes to the Fund’s investment objective and principal investment strategies, and forward splits of the Fund’s issued and outstanding shares.

Change in Fund Name

Effective December 3, 2021, the name of KraneShares European Carbon Allowance ETF will be changed to KraneShares European Carbon Allowance Strategy ETF and all references to KraneShares European Carbon Allowance ETF will be replaced with KraneShares European Carbon Allowance Strategy ETF as of that date.

Change in Investment Objective

Effective December 3, 2021, the disclosure under “Investment Objective” in the Fund’s Prospectus is deleted and replaced with the following.

The KraneShares European Carbon Allowance Strategy ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of the IHS Markit Carbon EUA Index (the “Index”).

Change in Principal Investment Strategies

Effective December 3, 2021, the first paragraph under the “Principal Investment Strategies” section of the Fund’s Prospectus and the first and second paragraph under the “Additional Information about Principal Investment Strategies” section of the Fund’s Statutory Prospectus are deleted and replaced with the following:

In seeking to achieve its investment objective, the Fund attempts to maintain exposure to carbon credit futures that are substantially the same as those included in the Index. The Index is designed to measure the performance of a portfolio of futures contracts on carbon credits issued under the European Union Emissions Trading System “cap and trade” regime (“carbon credit futures”). The Index includes only carbon credit futures that mature in December of the next one to two years. The Fund may also invest directly and indirectly in certain debt instruments.

Effective December 3, 2021, the fourth paragraph under the “Principal Investment Strategies” section of the Fund’s Prospectus and sixth paragraph under the “Additional Information about Principal Investment Strategies” section of the Fund’s Statutory Prospectus are deleted and replaced with the following:

While the Fund will generally seek to obtain exposure to the same carbon credit futures that are in the Index, the Fund and Subsidiary may not replicate the Index. For example, the Fund may invest in carbon credit futures with different maturity dates (i.e., not one of the next two Decembers), the Fund may weight the carbon credit futures differently than the Index, or the Fund may purchase carbon credit futures on different dates than the rebalancing date for the Index.

Effective December 3, 2021, the “Temporary Defensive Positions” section in the “Additional Information about Principal Investment Strategies” section of the Fund’s Statutory Prospectus is deleted.

Effective December 3, 2021, in the “Principal Risks” section of the Prospectus for the Fund, “Management Risk” is deleted and replaced with the following:

Passive Investment Risk. There is no guarantee that the Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Effective December 3, 2021, in the “Principal Investment Risks” section of the Statutory Prospectus for the Fund, “Management Risk” is deleted and replaced with the following:

Passive Investment Risk. The Fund is not actively managed, does not seek to “beat” the Index, and does not take temporary positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry or sector. If a specific security is removed from the Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is expected that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Index could have a negative effect on the Fund. However, the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Index. There is no guarantee that the Index will create the desired exposure.

Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. To the extent the Fund employs a representative sampling approach, it will hold a smaller number of securities than are in the Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Index.

Effective December 3, 2021, the following risk is added to the “Principal Risks” section of the Prospectus for the Fund:

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. This may be due to, among other factors, the Fund investments in carbon credit futures with different maturity dates, the Fund weighing the carbon credit futures differently than the Index, and the Fund’s purchase of carbon credit futures on different dates than the rebalancing date for the Index. To the extent that the Fund invests in other instruments that are consistent with its investment objective, such as futures contracts that are not carbon credit futures, options on futures contracts, swap contracts, and other investment companies and notes, the Fund’s ability to track the Index may be adversely affected.

Effective December 3, 2021, the following risk is added to the “Principal Investment Risks” section of the Statutory Prospectus for the Fund:

Tracking Error Risk. Tracking error refers to the risk that the Fund’s performance may not match or correlate to that of its Underlying Index, either on a daily or aggregate basis. Tracking error may cause the Fund’s performance to be less than expected. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, the use of representative sampling strategy, if applicable, asset valuation differences, tax considerations, the unavailability of securities in the Index from time to time, holding cash and cash equivalents, and other liquidity constraints. In addition, securities included in the Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Index may be adversely affected. Mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its Index. In addition, the Fund may not invest in certain securities and other instruments included in the Index, or invest in them in the exact proportions they represent of the Index, including due to legal restrictions or limitations imposed by a foreign government or a lack of liquidity in certain securities. Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in the Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Fund’s tracking error.

Forward Splits

The Board of Trustees of the KraneShares Trust (the “Trust”) has approved, based on the recommendation of Krane Funds Advisors, LLC, the investment adviser to the Fund, forward splits of the issued and outstanding shares of the Fund.

After the close of the markets on December 10, 2021 (the “Payable Date”), the Fund will affect a split of its issued and outstanding shares as follows:

Fund	Forward Split Ratio	Approximate increase in total number of outstanding shares
KraneShares European Carbon Allowance ETF	3 for 1	200%

As a result of these share splits, shareholders of the Fund will receive three shares for each share held of the Fund as indicated in the table above. Accordingly, the number of the Fund’s issued and outstanding shares will increase by the approximate percentage indicated above.

All share splits will apply to shareholders of record as of the close of NYSE Arca, Inc. (the “NYSE Arca”) on December 9, 2021 (the “Record Date”), payable after the close of the NYSE Arca on the Payable Date. Shares of the Fund will begin trading on the NYSE Arca on a split-adjusted basis on December 13, 2021 (the “Ex-Date”). On the Ex-Date, the opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-third for the Fund. The table below illustrates the effect of a hypothetical three-for-one split on a shareholder’s investment.

3-for-1 Forward Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	10	$30	$300
Post-Split	30	$10	$300

The Trust’s transfer agent has notified the Depository Trust Company (“DTC”) of the forward split and instructed DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

The share splits will not result in a taxable transaction for holders of the Fund’s shares. No transaction fees will be imposed on shareholders in connection with the share splits.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.